EXHIBIT 32.2

HALIFAX CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

With respect to Halifax Corporation’s (the “Company”) Quarterly Report on Form 10-Q for the period ending September 30, 2003 (the “Report”), I, Joseph Sciacca, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003	/s/Joseph Sciacca

Joseph Sciacca Chief Financial Officer